                                 EXHIBIT 10uu

              AMENDED AND RESTATED REVOLVING CREDIT AND TERM NOTE
              ---------------------------------------------------


$7,500,000                                              Boston, Massachusetts
                                                        December 10, 1993
                                                        as Amended and Restated
                                                        as of February 20, 1996

     FOR VALUE RECEIVED, LOJACK CORPORATION, LOJACK INTERNATIONAL CORPORATION, LOJACK OF NEW JERSEY CORPORATION, RECOVERY SYSTEMS, INC. and LOJACK HOLDINGS CORPORATION (the "Borrowers"), hereby jointly and severally promise to pay to
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THE FIRST NATIONAL BANK OF BOSTON (the "Lender"), or order, at the head office
                                        ------
of the Lender at 100 Federal Street, Boston, Massachusetts 02110, the principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000) or such lesser amount as shall equal the aggregate unpaid principal amount of Revolving Loans (as defined in the Loan Agreement referred to below) made by the Lender to the Borrower pursuant to the Loan Agreement dated as of December 10, 1993 by and between the Borrowers and the Lender, as amended as of October 11, 1994 and February 20, 1996 and as hereafter amended or extended from time to time, (the "Loan Agreement"), together with interest thereon at the rate or rates provided
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in the Loan Agreement, payable monthly in arrears, without set-off, deduction or counterclaim, on the first Business Day of each month, and at the maturity of this Note, whether by payment or prepayment, acceleration or otherwise.

     Prior to the Conversion Date (as defined in the Loan Agreement) the principal amount hereof may be advanced, repaid and readvanced in accordance with the terms of the Loan Agreement. The principal amount outstanding hereunder on the Conversion Date shall be payable as provided in the Loan Agreement.

     Overdue principal (whether at maturity, by reason of acceleration or otherwise) and, to the extent permitted by applicable law, overdue interest and fees or any other amounts payable under the Loan Agreement (including without limitation overadvances) due to the Borrowers' failure to pay the same in full shall bear interest from and including the due date thereof until paid, at a rate per annum equal to 4% above the rate which then applies to this Note, which interest shall be compounded daily and payable on demand.

     In addition, if a payment of principal or interest hereunder is not made, due to the Borrowers' failure to pay the same in full on its due date, the Borrowers will also pay on demand a late payment charge equal to 5% of the amount of such payment. The foregoing shall in no way affect the Lender's right to exercise any of its rights or remedies, including those provided in Section
8.2 of the Loan Agreement or in the Security Documents referred to therein, arising upon the occurrence of an Event of Default (as defined in the Loan Agreement).
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     All payments under this Note shall be made at the head office of the Lender at 100 Federal Street, Boston, Massachusetts 02110 (or at such other place as the Lender may designate from time to time in writing) in lawful money of the United States of America in federal or other immediately available funds.

     This Note is the "Note" referred to in, and is entitled to the benefits of, the Loan Agreement (including Exhibits thereto) and all Security Documents and other agreements and instruments evidencing and/or securing the indebtedness hereunder (the "Loan Documents"), which Loan Documents are hereby incorporated
                --------------
herein by reference; but neither this reference to the Loan Documents nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrowers to pay the principal of and interest on this Note as herein provided.

     This Note supersedes and replaces the Revolving Credit Note in the principal amount of $4,500,000 issued to the Lender by the Borrowers on December 10, 1993 under the Loan Agreement.

     In case an Event of Default (as defined in the Loan Agreement) shall occur, the aggregate unpaid principal of and accrued interest on this Note shall become or may be declared to be due and payable in the manner and with the effect provided in the Loan Agreement.

     The Borrowers hereby waive presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     THIS INSTRUMENT SHALL HAVE THE EFFECT OF AN INSTRUMENT EXECUTED UNDER SEAL AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAWS PROVISIONS CONTAINED THEREIN).



WITNESS AS TO ALL:                     LOJACK CORPORATION

                                       By ________________________________
                                             Joseph F. Abely, President
________________________


                                       LOJACK INTERNATIONAL CORPORATION


                                        By _______________________________
                                             Joseph F. Abely, President

                                        LOJACK OF NEW JERSEY CORPORATION


                                        By _______________________________
                                             Joseph F. Abely, President


                                        RECOVERY SYSTEMS, INC.


                                        By _______________________________
                                             Joseph F. Abely, President


                                        LOJACK HOLDINGS CORPORATION


                                        By _________________________________
                                             Joseph F. Abely, President